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                                                                    Exhibit 10.6
                       DAIRY MART CONVENIENCE STORES, INC.

                             1990 STOCK OPTION PLAN


         This Stock Option Plan (the "Plan) of DAIRY MART CONVENIENCE STORES, INC. (the "Corporation") enables the Corporation to design a flexible compensation package in order to attract and retain those employees who will most effectively advance the interests of the Corporation and its shareholders. It is intended that both qualified and non-qualified options will be granted under the Plan.

         1.       STOCK SUBJECT TO PLAN.

         The stock subject to the Plan shall be shares of the Corporation's authorized but unissued or reacquired Class A Common Stock, par value $.01 per share. The aggregate number of shares for which options may be granted pursuant to the Plan shall not exceed 200,000 shares of Class A Common Stock. If an option shall expire or terminate for any reason without having been exercised in full, including shares for which an option was surrendered pursuant to Section 5 or 6, the shares subject to the unexercised or terminated option shall not be considered to have been subject to an option for purposes of the limitation on the aggregate number of shares subject to the Plan.

         2.       ADMINISTRATION.

         The Plan shall be administered by the Board of Directors of the Corporation or any committee thereof appointed by the Board of Directors. Subject to the provisions of the Plan set forth herein, the Board or such committee is authorized to determine the employees of the Corporation to whom options shall be granted; the number of shares to be covered by each option; the terms and conditions of each option (including restrictions on the sale or other transfer of shares issued pursuant to the exercise of an option); and to establish rules and regulations pertaining to participation and administration of the Plan.

         3.       ELIGIBILITY AND PARTICIPATION.

         Employees of the Corporation or any of its subsidiaries, as such term is defined in Section 425(f) of the Internal Revenue Code of 1986 ("Subsidiaries"), including employees who are officers or directors of the Corporation or its Subsidiaries and, with respect to non-qualified options, directors of the Corporation or its Subsidiaries who are not employees, shall be eligible to be granted an option under this Plan. An individual who has been granted an option may be granted additional options. Notwithstanding the foregoing, no member of any committee administering the Plan may be granted an option under this Plan.

         4.       GRANTING OF OPTIONS

         Options granted under the Plan may be of two types, a non-qualified stock option ("Non-Qualified Option"), and an incentive stock option ("Incentive Stock Option"). The Board of

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Directors or the committee shall have the authority to grant Non-Qualified
Options, or to grant Incentive Stock Options, or to grant both types of Options to any eligible person, PROVIDED, HOWEVER, that only officers and employees employed by the Corporation or a Subsidiary may receive Incentive Stock Options, but directors who are not employees of the Corporation or its Subsidiaries may receive Non-Qualified Options. To the extent that any option is not designated as an Incentive Stock Option, it shall constitute a separate Non-Qualified Option.

         It is intended that the Incentive Stock Options granted hereunder shall constitute incentive stock options within the meaning of Section 422A of the the Internal Revenue Code of 1986, as amended (the "Code") and shall be subject to the tax treatment described in Section 421 of the Code. Anything in the Plan to the contrary notwithstanding, no provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422A of the Code.

         5.       GRANTING OF INCENTIVE STOCK OPTIONS

         Each Incentive Stock Option granted under the Plan shall be evidenced by a written agreement containing provisions not inconsistent with the Plan, including the following:

                  (a) Each option shall state the number of shares to which it pertains, the fair market value of said shares as of the date granted, and the purchase price of each share subject thereto.

                  (b) The purchase price of each share subject to an Incentive Stock Option under this Plan shall be stated therein and, except as otherwise provided in the second sentence of this subparagraph, shall be not less than the fair market value of such share on the date the option is granted. With respect to employees who, at the time of the granting of the Incentive Stock Option, own, or are deemed to own by virtue of the attribution rules of Code Section 425(d), more than 10% of the total combined voting power of all classes of stock of (i) the Corporation, or (ii) of a corporation which is a Subsidiary of the Corporation, the purchase price of each share subject to an option under this Plan shall be at least 110% of the fair market value of such share on the date the option is granted.

                  (c) The purchase price shall be paid in cash, certified or bank cashier's or teller's check, or in shares of Class A Common Stock, par value $.01 per share, or Class B Common Stock, par value $.01 per share, of the Corporation, which shares shall have the value per share reported by the National Association of Securities Dealers Automated Quotation System as of the close of business on the date such shares are tendered to the Corporation for payment for the exercise of an option.

                  (d) No option shall be exercisable prior to one (1) year from the date it is granted or more than ten (10) years from the date it is granted, except that if an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary

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and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

                  (e) No option shall be assignable or transferable by an optionee except by will or the laws of descent and distribution. An option may be exercised only by the optionee during the optionee's life, unless the optionee is legally incapacitated, in which case the optionee's appointed guardian or legal representative may exercise the option.

                  (f) (i) Subject to Section 13, each Incentive Stock Option by its terms shall require the optionee to remain in the continuous employ of the Corporation or a Subsidiary for at least one year form the date of grant of the Incentive Stock Option before the Incentive Stock Option shall be exercisable, except if the optionee's employment with the Corporation or Subsidiary terminates as a result of death.

                      (ii) An Incentive Stock Option shall not be exercisable by the optionee unless, at the time of exercise, such optionee is an employee of the Corporation or a Subsidiary, except that, upon termination of employment with the Corporation or a Subsidiary, the optionee may exercise any option (1) to the extent of any unexercised shares, whether or not the optionee was entitled to do so at the termination of his employment, at any time within one year thereafter if the termination of employment results from death and if such death occurs while the Employee is employed by the Corporation or its Subsidiaries or (2) to the extent that the optionee was entitled to do so at the termination of his employment, at any time within three months thereafter if the termination of employment results from a cause other than death.

                      (iii) If an optionee dies while an employee of the Corporation or Subsidiary, such optionee's estate or any person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's option to the extent of all unexercised shares, whether or not the optionee was entitled to do so at the time of his death, at any time within one year following his date of death.

                      (iv) If the optionee dies within three months after termination of employment with the Corporation or Subsidiary other than termination resulting from death, such optionee's estate or any person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise (to the extent that the optionee was entitled to do so at the termination of his employment) such optionee's option at any time within the period ending on the first anniversary of the optionee's death.

                      (v) Notwithstanding any of the foregoing, in no event shall an option be exercisable in whole or in part after the termination date provided in the optionee's stock option agreement.

         6.       GRANTING OF NON-QUALIFIED OPTIONS.

         Each Non-Qualified Option granted under the Plan shall be evidenced by a written stock option agreement containing provisions not inconsistent with the Plan, including the following:

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                  (a) Each Non-Qualified Option shall be for a term of not more than ten years and one day from the date of grant. In addition, each Non-Qualified Option shall state the number of shares to which it pertains, the fair market value of such shares as of the date granted, and the purchase price of each share subject thereto, which purchase price may be no less than 85% of the fair market value of the shares on the date of grant.

                  (b) EXERCISE.

                      (i) Subject to Section 13, and except for directors who are not employees of the Corporation, each Non-Qualified Option by its terms shall require the optionee to remain in the continuous employ of the Corporation any Subsidiary for at least one year from the date of grant of the Option before the Option shall be exercisable, except if the optionee's employment with the Corporation or Subsidiary terminates as a result of death.

                      (ii) A Non-Qualified Option shall not be exercisable by the optionee unless, at the time of exercise, such optionee is an employee of the Corporation or a Subsidiary (except for any director of the Corporation or Subsidiary who is not an employee), except that, upon termination of employment with the Corporation or a Subsidiary, the optionee may exercise any Non-Qualified Option (1) to the extent of any unexercised shares, whether or not the optionee was entitled to do so at the termination of his employment, at any time within one year thereafter if the termination of employment results from death, or (2) to the extent that the optionee was entitled to do so at the termination of his employment, at any time within three months thereafter if the termination of employment results from a cause other than death.

                      (iii) If an optionee dies while an employee of the Corporation or Subsidiary, such optionee's estate or any person who acquired the right to exercise such Non-Qualified Option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's option to the extent of all unexercised shares, whether or not the optionee was entitled to do so at the time of his death, at any time within one year following his date of death.

                      (iv) If the optionee dies within three months after termination of employment with the Corporation or Subsidiary, such optionee's estate or any person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise (to the extent that the optionee was entitled to do so at the termination of his employment) such optionee's Non-Qualified Option at any time within the period ending on the first anniversary of the optionee's death.

                      (v) Notwithstanding any of the foregoing, in no event shall a Non-Qualified Option be exercisable in whole or in part after the termination date provided in the optionee's stock option agreement.

                  (c) TRANSFERABILITY. Non-Qualified Options shall not be transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or, if legally incapacitated, by the optionee's duly appointed guardian or legal representative.

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                  (d) The purchase price of each share subject to a
Non-Qualified Option under this Plan shall be stated therein and shall be not less than 85% of the fair market value of such share on the date the Non-Qualified Option is granted.

         7.       VESTING.

         Except as the Board of Directors or the committee may otherwise provide in an optionee's stock option agreement, Incentive Stock Options and Non-Qualified Options shall become exercisable in four equal annual installments. The Board of Directors or the committee may, in its sole discretion, permit the acceleration of the time to exercise one or more installments.

         8.       OPTIONAL PAYMENT.

The Corporation, with the consent of the optionee, may elect in the case of an option which is exercisable, upon the surrender of the option, to pay the optionee on a per share basis either (i) cash equivalent to the excess of the fair market value of shares to which the exercisable option pertains on the date of surrender of the option over the purchase price under the option, or (ii) cash equivalent to the excess of the per share net worth (determined by the Corporation's public accountants in accordance with generally accepted accounting principles consistently applied as of the close of the Corporation's next preceding fiscal year) of the shares to which such exercisable option pertains on the date the option is surrendered over the per share net worth of such shares on the date the option was granted. If the Board of Directors of the Corporation deems it to be necessary or advisable at any time in order to carry out an acquisition or sale of assets, merger or a securities offering, the Corporation may purchase any option granted hereunder, without the consent of the employee holding the option, for a price calculated in accordance with (i) of this paragraph as if the option were being exercised at such time.

         9.       CHANGE IN CAPITAL STRUCTURE.

         If the Corporation's outstanding shares of Class A Common Stock are increased or changed into or exchanged for a different number or kind of share of capital stock or other securities of the Corporation by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination of shares or other corporate change, the Board of Directors or the committee shall make such substitution or adjustment, if any, as it deems to be equitable, in the number or kind of shares or other securities as to which options may be granted and in the number or kind of shares or other securities allocated to unexercised options granted prior to such change.

         In the case of any such substitution or adjustment, the aggregate option price in each stock option agreement of all the shares covered thereby prior to such substitution or adjustment shall be the option price for all the shares or other securities substituted for such shares or to which such shares are adjusted, and the option price per share after such substitution or adjustment shall be determined accordingly; PROVIDED, HOWEVER, that no such determination shall obligate the Corporation to issue or sell fractional shares or other securities.

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         10.      USE OF PROCEEDS.

         All proceeds received by the Corporation under the Plan shall be used for its general corporate purposes.

         11.      EFFECTIVE DATE OF PLAN.

         The Plan shall not become effective until approved by the Board of Directors of the Corporation and the holders of a majority of the voting power of Class A Common Stock and Class B Common Stock (voting as a single class) entitled to vote thereon.

         12.      TERM AND AMENDMENT

         The Board of Directors of the Corporation may at any time revise, amend, suspend or terminate the Plan; provided, however, that such revision, amendment, suspension or termination shall not affect any option previously granted under the Plan; and, provided further, that no amendment changing the provisions of paragraph 3 hereof or increasing the aggregate number of shares subject to the Plan shall be made without the approval of a majority of the voting power of shares entitled to vote thereon. Except with respect to options previously granted, the Plan shall terminate ten (10) years from the date on which the Plan became effective.

         13.      ACCELERATION ON CERTAIN CHANGES.

                  (a) Notwithstanding any other provisions of the Plan, a dissolution or liquidation of the Corporation, or a merger or consolidation in which the Corporation is not the surviving corporation, or a Change of Control of the Corporation (as defined below) shall cause any unexercised portion of the option to terminate, except for any such portion as to which the Corporation or another corporation makes appropriate provision for the protection of the value thereof and either assumes the option or substitutes another option with substantially similar terms; PROVIDED, HOWEVER, an optionee shall have the right immediately prior to such dissolution, liquidation, merger, consolidation, or Change in Control, to exercise the unexercised portion of the Option, in whole or in part, without regard to any deferred exerciseability provisions contained herein. The optionee shall have until the close of business on the date preceding the effective date of any such dissolution, merger, consolidation, or Change of Control, or preceding the commencement of any such liquidation, to exercise the option. Such effective date or commencement date shall be the date designated in a written notice from the Board of Directors or the committee to the optionee, which notice shall be given not less than fourteen (14) days prior to such designated effective date or commencement date, provided that for the purposes of this Section 13 the effective date shall be the date designated, whether or not the dissolution, merger, consolidation or Change of Control actually becomes effective on such date. If such dissolution, liquidation, merger, consolidation, or Change of Control is not consummated within thirty
(30) days after such effective date, and if the optionee has not exercised the option in full, then the optionee's option (or any part of such option which has not yet been exercised) shall continue in full force and effect as if no such notice had been given.

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                  (b) For purposes hereof, a "CHANGE OF CONTROL" shall mean the consummation of a transaction in which the beneficial ownership or control of the Corporation is or may be changed such that one or more persons or entities (other than persons who owned more than five percent (5%) of any class of the shares of the Corporation on the date the option was granted) obtain beneficial ownership or control or more than fifty percent (50%) of the assets or voting power of the outstanding voting securities or equity interests of the Corporation. Such transactions include, without limitation, sales of substantially all of the assets of the Corporation, acquisitions of ownership or control by tender offer, and acquisitions of such ownership or control through the issuance of authorized but unissued capital stock of the Corporation.

                  (c) Except as herein specifically provided, no option or right or interest under the Plan shall be subject to transfer, assignment, pledge, charge or other alienation, whether voluntary or involuntary, and any attempt to transfer, assign, pledge, charge or otherwise alienate the same shall be null and void and of no effect. If any optionee or other person entitled to benefits hereunder should attempt to assign, pledge, charge or otherwise alienate any right or interest hereunder, then such benefits shall, in the discretion of the Board of Directors or the committee, cease.

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